Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the quarterly report of InZon Corporation (formerly W-J International, Ltd.) (“Company”) on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section 1350) that to their knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2007	By: /s/ David F. Levy
David F. Levy, President
Principal Executive Officer

Dated: May 10, 2007	By: /s/ Richard Dea
Richard Dea, Chief Financial Officer